Development, Exclusivity and Option Products Agreement	6 Months Ended
Jun. 30, 2025
Development, Exclusivity and Option Products Agreement [Abstract]
DEVELOPMENT, EXCLUSIVITY AND OPTION PRODUCTS AGREEMENT

NOTE 5 - Development, Exclusivity and Option Products Agreement

On February 5, 2021, CollPlant entered into a Development, Exclusivity and Option Products Agreement (the “AbbVie Development Agreement”) with AbbVie, pursuant to which CollPlant and AbbVie will collaborate in the development and commercialization of dermal and soft tissue filler products for the medical aesthetics market, using CollPlant rhCollagen technology and AbbVie’s technology.

Pursuant to the AbbVie Development Agreement, CollPlant granted to AbbVie and certain of its affiliates, worldwide exclusive rights to use its rhCollagen in combination with AbbVie proprietary technologies, for the production and commercialization of dermal and soft tissue filler products, or the Exclusive Products.

The AbbVie Development Agreement provides that with respect to the Exclusive Products CollPlant shall be entitled to receive up to $50,000, comprised of an upfront cash payment of $14,000, which was received in February 2021, and up to $36,000 in proceeds upon the achievement of certain development, clinical trial, regulatory and commercial sale milestones. In addition, CollPlant shall be entitled to a fixed-fee royalty payment (subject to certain adjustments) for each product commercially sold during the applicable royalty term as well as a fee for the supply of rhCollagen to AbbVie.

In June 2023, the Company announced the achievement of a milestone with respect to the clinical phase dermal filler product. According to the AbbVie Development Agreement, the milestone achievement triggered a $10,000 payment from AbbVie to CollPlant, which was received in July 2023.

In February 2025, the Company announced the receipt of a contingent payment with respect to CollPlant’s rhCollagen, which triggered a $2,000 payment from AbbVie to CollPlant.